SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                       [X ]
Filed by a Party other than the Registrant                    [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
[X] Definitive  Proxy  Statement        Only(as permitted by Rule 14a-6(e)(2))
[ ] Definitive  Additional  Materials
[ ] Soliciting  Material  Pursuant  to  Rule 14a-11(c) or Rule 14a-12


                                 N'TANDEM TRUST
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed  maximum  aggregate value of transaction:
         (5) Total fee paid:
         [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement no.:
         (3)      Filing Party:
         (4)      Date Filed:

                                 N'TANDEM TRUST


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 15, 1999



         Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of N'Tandem Trust, a California business trust (the "Trust"), will be held at 10:00 a.m., Denver time, on June 15, 1999, at 6160 South Syracuse Way, Greenwood Village, Colorado 80111 for the following purposes:

  1. To elect three Trustees to serve on the Trust's Board of Trustees until the 2000 Annual Meeting of Shareholders;

  2. To ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for 1999; and

  3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

  The close of  business  on April 15, 1999 has been fixed by the Trust's
Board of Trustees as the record date for the determination of the holders of the Trust's Common Shares or Preferred Shares (the "Shareholders") entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

  We hope all  Shareholders  who can do so will attend the Annual Meeting in person. Whether or not you plan to attend, we urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope provided for that purpose. By returning your proxy promptly you can help the Trust avoid the expense of follow-up mailings to ensure the presence of a quorum at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

  THE ENCLOSED  PROXY IS BEING  SOLICITED BY THE BOARD OF TRUSTEES OF THE
TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED MATTERS.


                                           By Order of the Board of Trustees,



                                           /s/ Gary P. McDaniel
                                           Gary P. McDaniel
                                           Chairman of the Board of Trustees

April 30, 1999

                                 N'TANDEM TRUST
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 15, 1999


         This Proxy Statement is being furnished to the holders (the "Shareholders") of (i) common shares of beneficial interest, $.01 per share ("Common Shares"), and (ii) preferred shares of beneficial interest, $.01 per share ("Preferred Shares" and, together with the Common Shares, the "Shares"), of N'Tandem Trust, a California business trust (the "Trust"), in connection with the solicitation of proxies by, and on behalf of, the Trustees of the Trust for use at the Trust's 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6160 South Syracuse Way, Greenwood Village, Colorado 80111, on June 15, 1999, at 10:00 a.m., Denver time, or at any and all adjournments or postponements thereof.

         Shareholders are requested to complete, date and sign the enclosed proxy card (the "Proxy") and return it in the postage-prepaid envelope provided.

         Valid Proxies will be voted as specified thereon at the Annual Meeting. Any Shareholder giving a Proxy in the accompanying form retains the power to revoke such Proxy at any time prior to its exercise by delivering to the Trust a written notice of revocation or a duly executed Proxy bearing a later date or upon request if the Shareholder attends the Annual Meeting and chooses to vote in person. Any notice of revocation sent to the Trust must include the Shareholder's name and must be received prior to the Annual Meeting to be effective. If a Proxy is properly signed, returned without specifying any instructions and not revoked prior to the Annual Meeting, the Shares represented by such Proxy will be voted FOR the election of the nominees to serve as Trustees until the 2000 Annual Meeting of Shareholders and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for 1999.

         This Proxy Statement, the Notice of Annual Meeting of Shareholders and the Proxy are first being sent to Shareholders on or about April 30, 1999.


                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Trust's Annual Report on Form 10-KSB/A for the year ended December 31, 1998, including financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent auditors, and their report thereon dated March 19, 1999.


                        VOTING SECURITIES AND RECORD DATE

         Shareholders will be entitled to one vote for each Common Share and Preferred Share held of record at the close of business on April 15, 1999 (the "Record Date") with respect to the election of the three nominees to serve as Trustees on the Trust's Board of Trustees, the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors and any other proposal for shareholder action as may properly come before the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting for the purposes of determining whether a quorum is present at the Annual Meeting and each is tabulated separately. The Shares represented by valid Proxies which abstain with respect to any matter will not be counted as an affirmative vote in determining whether the requisite vote of the shares were cast in favor of that matter.

         The  disposition  of  business  scheduled  to come  before  the  Annual
Meeting, assuming a quorum is present, will require the following affirmative votes: (a) for the election of each of the three nominees to serve as Trustees, a plurality of the Common Shares and the Preferred Shares, voting together as a single class, present or represented by Proxy at the Annual Meeting and (b) for the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors for the calendar year ending December 31, 1999, a majority of the Common Shares and Preferred Shares, voting together as a single class, present or represented by Proxy at the Annual Meeting.

         As of the Record Date, the Trust had issued and outstanding 109,308 Common Shares and 98,073 Preferred Shares.

                    PROPOSAL 1 -- ANNUAL ELECTION OF TRUSTEES

         The Board of Trustees of the Trust  currently  consists of three
Trustees:  Gary P. McDaniel, Richard B.Ray and Kenneth G. Pinder.
All Trustees of the Trust are elected for a one-year term and continue in office until their successors are elected and qualified.

         Gary P.  McDaniel,  Richard  B. Ray and  Kenneth  G.  Pinder  have been nominated by the Board of Trustees for re-election as Trustees by the Shareholders at the Annual Meeting to serve until the 2000 Annual Meeting of Shareholders and until their respective successors are duly elected or appointed. It is intended that the Shares represented by properly executed Proxies will be voted by the Proxy holders FOR the re-election of the three nominees listed below, unless authority to so vote is withheld. If the candidacy of any of such nominees should, for any reason, be withdrawn, the Proxy holders will vote in favor of the remaining nominees and for such substituted nominees (if any) as shall be designated by the Proxy holders. The Board of Trustees has no reason to believe that any of such nominees will be unable or unwilling to serve as a Trustee if re-elected.

         The following information is furnished regarding the three nominees standing for election as Trustees.

         Gary P. McDaniel, age 52, became a Trustee of the Trust in September of 1997. He has been Chief Executive Officer and a Director of Chateau Communities ("Chateau") since February 1997. Mr. McDaniel was Chairman of the Board, President and Chief Executive Officer of ROC Communities, Inc. ("ROC") at the time of its merger with Chateau in February 1997. He had been a principal of ROC and its predecessors since 1979, and has been active in the manufactured home industry since 1972. Mr. McDaniel has been active in several state and national manufactured home associations, including associations in Florida and Colorado. In 1996, he was named "Industry Person of the Year" by the National Manufactured Housing Industry Association.
Mr. McDaniel is on the Board of Directors of the Manufactured Housing Institute. He is a graduate of the University of Wyoming and served as a Captain in the UnitedStates Air Force.

         Kenneth G. Pinder, age 62, became a Trustee of the Trust in September of 1997. Mr. Pinder entered the manufactured housing business in 1970 managing a manufactured housing site rental community and formed American Living Homes Inc., a manufactured housing dealership, in 1974. He continues to be the owner and president of this corporation. He is also sole owner of Able Mobile Housing Inc., a temporary housing company for fire loss victims, and has developed manufactured home sites and purchased and sold numerous communities over the past twenty years. Mr. Pinder has been a member of the Michigan Manufactured Housing Association for over 35 years. In 1992, he was elected to the Michigan Manufactured Housing Board of Directors and serves on its Executive Committee.

         Richard B. Ray, age 58, became a Trustee of the Trust in September of 1997. Since 1995, he has been Co-Chairman of the Board and Chief Financial Officer of 21st Century Mortgage Corporation (a lender to the manufactured home industry) and a Director of the following companies: BankFirst, Radio Systems Corporation and Knox Housing Partnership (a not-for-profit developer of low income housing in Knox County, Tennessee). Previously, Mr. Ray was Executive Vice President, Chief Financial Officer, and Director of Clayton Homes Inc. (a vertically integrated manufactured housing company) from 1982 to 1994 and a Director of Palm Harbor Homes, Inc.
(a national producer of manufactured homes) from 1994 to 1995.

         The Board of Trustees recommends a vote FOR the election of Messrs. McDaniel, Ray and Pinder as Trustees of the Trust.

         Vacancies occurring on the Board of Trustees for any reason shall be filled at any regular meeting or any special meeting called for that purpose by a majority of the remaining Trustees. Any individual so elected as Trustee shall hold office until the next Annual Meeting of Shareholders.

         There is no familial relationship among any of the Trustees on the Trust's Board of Trustees.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Trustees has appointed PricewaterhouseCoopers LLP as the independent auditors to audit the financial statements of the Trust for the 1999 calendar year. PricewaterhouseCoopers LLP served as the Trust's independent auditors for the year ended December 31, 1998. In the event that the ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the Shares, the Board of Trustees will review its future selection of auditors.

         A representative of PricewaterhouseCoopers LLP is expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement and to respond to questions.

         The Board of Trustees recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Trust's independent auditors.


                      BOARD OF TRUSTEES, COMMITTEE MEETINGS
                          AND COMPENSATION OF TRUSTEES

Board of Trustees

         The business and affairs of the Trust are managed under the direction of the Board of Trustees. Members of the Board of Trustees keep informed of the Trust's business and activities by reports and proposals sent to them in advance of each Board meeting and reports made to them during these meetings by Gary P. McDaniel, the Chairman of the Board of Trustees. Representatives of The Windsor Corporation, the Trust's external advisor (the "Advisor"), and the property manager are available at Board meetings or other times to answer questions and discuss issues.

         During the fiscal year ended December 31, 1998, the Board of Trustees held four meetings and had two actions approved by unanimous written consent. Each of the Trustees attended all board meetings and assigned committee meetings held in 1998.

Committees of the Board of Trustees

         The Board of Trustees has two standing committees: the Audit Committee and the Compensation Committee. The Trust does not have a standing nominating committee; the usual functions of such committee are performed by the Board of Trustees. The Trustees on the Audit Committee and the Compensation Committee, as well as a majority of the Trustees on the Board of Trustees, must be Independent Trustees. An Independent Trustee is defined in the Trust's Amended and Restated Declaration of Trust as Trustees who are not affiliated, directly or indirectly, with an advisor of the Trust, whether by ownership of, ownership in, employment by, any material business or professional relationship with, such advisor, or an affiliate of such advisor, or by virtue of serving as an officer or director of any advisor, or affiliate of such advisor. Richard B. Ray and Kenneth G. Pinder are the Trust's Independent Trustees.

         Audit Committee. Messrs. Ray and Pinder are members of the Audit Committee. This committee recommends to the Board of Trustees the engagement of independent accountants; reviews with the accountants the audit plan, non-audit services, and related fees; reviews the Trust's internal financial controls and auditing; reviews annual financial statements before issuance; and makes appropriate reports and recommendations to the Board of Trustees. This committee met one time in 1998.

         Compensation Committee. Messrs. Ray and Pinder are members of the Compensation Committee. This committee administers and determines the terms of any awards under the 1998 Equity Compensation Plan, and in the future may determine the salary and compensation of the Trust's officers.
This committee met one time in 1998.

Compensation of Trustees

         The Trust paid Kenneth G. Pinder and Richard B. Ray, the Independent Trustees, $7,500 each in 1998 for services rendered as Trustees of the Trust. The Trust did not pay compensation to Gary P. McDaniel, Chairman of the Board of Trustees, who is not an Independent Trustee. The Trust, however, paid compensation to affiliates of Mr. McDaniel in 1998 as described below under "Board of Trustees, Committee Meetings and Compensation of Trustees -- Advisory Contract."

         Pursuant to the provisions of the Trust's By-laws, the Trustees are eligible to participate in any equity compensation plan of the Trust now existing, or adopted in the future, and to receive grants of options, shares and other rights under any such plan to the extent that any such plan specifies that the Trustees are so eligible to participate and to receive such grants. Trustees may also be reimbursed for expenses of attendance at each annual, regular or special meeting of the Trustees or of any committee thereof and for their expenses in connection with each property visit and any other service or activity performed or engaged in as Trustees.

Advisory Contract

         Pursuant to an Advisory Contract between the Trust and the Advisor, the Advisor performs certain advisory services for the Trust, including managing the Trust's day-to-day affairs and serving as financial and investment advisor in connection with policy decisions made by the Trust's Trustees. The Advisor is a wholly-owned subsidiary of Chateau. Gary P. McDaniel, Chairman of the Board of Trustees of the Trust, is the Chief Executive Officer and Chairman of the Board of Directors of Chateau.

         The current Advisory Contract with the Advisor has a one-year term ending April 10, 2000, and is renewable for successive one-year periods subject to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Advisory Contract may be terminated without cause by either the Board of Trustees or the Advisor upon 60 days' notice.

         For the year ended December 31, 1998, the Trust paid the Advisor the following advisory fees and expense reimbursements:

         Advisory Fee. Under the terms of the Advisory Contract, the Advisor earned advisory fees from the Trust in the amount of $147,100 in 1998. None of this fee was paid to the Advisor. This fee is being deferred by the Advisor, with interest in the amount of the prime rate plus one percent, for payment at a later date. As of December 31, 1998, the Trust owed the Advisor $727,100 for services rendered under the Advisory Contract.

         Expense Reimbursements - Optional Costs. The Advisor and its affiliates were paid $28,800 in 1998 in expense reimbursements for operational and transfer agent service costs incurred by the Advisor on behalf of the Trust.

                             EXECUTIVE COMPENSATION

         During the year ended December 31, 1998, the Trust did not have any executive officers or other employees and, therefore, pay any compensation to such persons in 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 1999 regarding the beneficial ownership of the Common Shares and Preferred Shares with respect to (i) each person or entity that is a beneficial owner of 5% or more of the Trust's outstanding Common Shares and Preferred Shares, (ii) the Trust's Trustees, (iii) all Trustees of the Trust as a group and (iv) the Advisor. During the year ended December 31, 1998, the Trust did not have any executive officers or other employees.


                        Name and Address                   Amount and Nature of
                       of Beneficial Owner                Beneficial Shares Owned         Percentage of Class

             Chateau Communities, Inc.(1)
             6160 South Syracuse Way                           20,123 Shares                     19.0%
             Greenwood Village, CO  80111
             The Windsor Corporation
             6160 South Syracuse Way                           1,184 Shares                        *
             Greenwood Village, CO  80111
             Gary P. McDaniel
             6160 South Syracuse Way                                ___                           ___
             Greenwood Village, CO  80111
             Richard B. Ray
             6160 South Syracuse Way                                ___                           ___
             Greenwood Village, CO  80111
             Kenneth G. Pinder
             6160 South Syracuse Way                                ___                           ___
             Greenwood Village, CO  80111
             All Trustees as a Group
             (three persons)                                        ___                           ___

-----------------------
*        An asterisk indicates ownership of less than 1%.
(1) On its Schedule 13D/A filed with the Commission on June 5, 1998, Chateau reported sole voting power and sole dispositive power with respect to 19,139 Common Shares and 984 Preferred Shares beneficially owned by it. Chateau directly owns 18,939 Shares and, as the sole shareholder of the Advisor, indirectly owns 200 Common Shares and 984 Preferred Shares.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Trustees of the Trust and beneficial owners of more than 10% of the outstanding Common Shares ("10% Shareholders") to file with the Securities and Exchange Commission initial reports of ownership and reports in changes in ownership of Common Shares and other equity securities of the Trust. Trustees and 10% Shareholders are required by the regulations of the Securities and Exchange Commission to furnish the Trust with copies of all Section 16(a) forms and amendments thereto filed during any given year.

         Based on review of the copies of such reports and amendments thereto furnished to the Trust and representations from the Trustees and 10% Shareholders that no other reports were required to be filed, the Trust believes that for the year ended December 31, 1998 that the Trustees and 10% Shareholders complied with all Section 16(a) filing requirements applicable to them.

                                  OTHER MATTERS

         The Board of Trustees knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that Proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the Proxies.

                                  MISCELLANEOUS

         The cost of soliciting Proxies will be borne by the Trust. This solicitation is being made by mail, but may also be made by Trustees and regular employees of the Advisor, as the case may be, by telephone, telegraph, facsimile transmission, mail or personal interview. No additional compensation will be given to such Trustees or employees for such solicitation. The Trust will request brokers and nominees who hold Shares in their names to furnish proxy material to beneficial owners of such Shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                             SHAREHOLDERS' PROPOSALS

         Any Shareholder who intends to submit a proposal at the 2000 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the Trust's proxy statement and proxy card must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, deliver the proposal to the Trust no later than January 1, 2000. Such proposals should be sent to N'Tandem Trust, Investor Relations, 6160 South Syracuse Way, Greenwood Village, Colorado 80111.

         Any Shareholder who intends to submit a proposal at the 2000 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement for such Annual Meeting must notify the Trust of such proposal not later than the close of business on March 1, 2000 and not earlier than the close of business on January 31, 2000 or, in the event that the date of the 2000 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the date of this Annual Meeting, then pursuant to the Trust's By-laws.

         A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-KSB/A (FILED WITH THE SECURITIES AND EXCHANGE COMMISSION), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE TRUST, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO N'TANDEM TRUST, INVESTOR RELATIONS, 6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO 80111.

                       By Order of the Board of Trustees,


                                               /s/ Gary P. McDaniel
                                               Gary P. McDaniel
                                               Chairman of the Board of Trustees

Greenwood Village, Colorado
April 30, 1999